Exhibit 10.3

Fourteenth Amended and Restated Rent Supplement

(McAllen Lease)

December 31, 2017

This Fourteenth Amended and Restated Rent Supplement (this “Fourteenth Amended Supplement”) between Sharyland Distribution & Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on December 31, 2017 to memorialize supplements to the McAllen Lease (as defined below), effective as of January 1, 2018. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the McAllen Lease.

WHEREAS, Lessor and Lessee are Parties to a Third Amended and Restated Master System Lease Agreement (McAllen System) dated December 1, 2014 (as amended from time to time in accordance with its terms, the “McAllen Lease”);

WHEREAS, on November 9, 2017 (the “Exchange Transaction Closing Date”), Lessor consummated the Exchange Transaction pursuant to which, among other things, it disposed of certain transmission and distribution assets that were previously subject to the McAllen Lease (the “Disposed McAllen Assets”) and, concurrently therewith, the Parties executed a Thirteenth Amended and Restated Rent Supplement (McAllen Lease) (the “Thirteenth Amended Supplement”);

WHEREAS, the Parties wish to amend and restate the Thirteenth Amended Supplement pursuant to Section 3.2(b) of the McAllen Lease; and

WHEREAS, the Parties intend to memorialize in this Fourteenth Amended Supplement the Incremental CapEx the Parties expect during 2018.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1. The Thirteenth Amended Supplement is hereby amended and restated in its entirety as set forth below.

2. The McAllen Lease, except as supplemented by this Fourteenth Amended Supplement, shall remain in full force and effect.

Incremental CapEx:

2010	$2,195,000
2011	$504,000
2012	$1,262,963
2013	$16,391,255
2014	$46,042,142
2015	$2,431,198
2016	$914,401
2017	$1,519,331	*
	$20,859	**
(Total 2017)	$1,540,190	***

2018	$1,368,925	#
	$10	##
(Total 2018)	$1,368,935	###

* Represents the aggregate amount of distribution Incremental CapEx that the Parties expected to be placed in service in 2017. Rent supplements with respect to this distribution Incremental CapEx were

MCALLEN LEASE

agreed to and memorialized as part of the Eleventh Amended and Restated Rent Supplement (McAllen Lease) dated December 31, 2016 (“Eleventh Amended Supplement”). Of the 2017 distribution Incremental CapEx, an aggregate of $1,590,165 was expected to be in service as of the Exchange Transaction Closing Date (“First 2017 Distribution CapEx”), with an expected weighted average in-service date of June 1, 2017, and an aggregate of $(70,833) was expected to be placed in service throughout the remainder of 2017 (“2017 Stub-Year Distribution CapEx”), with an expected weighted average in-service date of December 1, 2017.

** Represents the aggregate amount of transmission Incremental CapEx the Parties expected to be placed in service in 2017. Rent supplements with respect to this transmission Incremental CapEx were agreed to and memorialized as part of the Eleventh Amended Supplement. Of the 2017 transmission Incremental CapEx, $0 was expected to be in service as of the balance sheet date reflected in Lessee’s first 2017 Regulatory Order (“First 2017 Transmission CapEx”), an aggregate of $20,859 was expected to be in service as of the Exchange Transaction Closing Date and reflected in Lessee’s second 2017 Regulatory Order (“Pre-Closing Second 2017 Transmission CapEx”), $0 was expected to be in service after the Exchange Transaction Closing Date but as of the balance sheet date reflected in Lessee’s second 2017 Regulatory Order (“Post-Closing Second 2017 Transmission CapEx” and, together with the Pre-Closing Second 2017 Transmission CapEx, “Second 2017 Transmission CapEx”) and $0 was expected to be placed in service throughout the remainder of 2017 (“2017 Stub-Year Transmission CapEx”) and included in the first 2018 Regulatory Order. The Parties expected the First 2017 Transmission CapEx and Pre-Closing Second 2017 Transmission CapEx, collectively, to have a weighted average in-service date of April 1, 2017. A “Regulatory Order” is defined as either (i) the PUCT’s approval of Lessee’s application for updated wholesale transmission rates or (ii) final resolution or settlement of a rate case applicable to Lessee’s transmission rates (but, for the avoidance of doubt, does not include the order approving the Exchange Transaction, the dismissal of the Parties’ pending rate case filed in 2016 or associated orders in connection therewith). Pursuant to the Eleventh Amended Supplement, the Parties expected the first 2017 Regulatory Order to be effective on May 1, 2017, the second 2017 Regulatory Order to be effective on March 1, 2018 and the first 2018 Regulatory Order to be effective on June 1, 2018. The Parties have agreed that any Rent Validation with respect to First 2017 Transmission CapEx, Second 2017 Transmission CapEx or 2017 Stub-Year Transmission CapEx will use the actual effective dates of the applicable Regulatory Order (to the extent known), but will otherwise be determined in accordance with Section 3.2(c) of the McAllen Lease.

*** Represents the total amount of transmission and distribution Incremental CapEx that the Parties expected to be placed in service during 2017.

# Represents the amount of distribution Incremental CapEx that the Parties expect to be placed in service in 2018, with an expected weighted average in-service date of December 1, 2018 (“2018 Distribution CapEx”).

## Represents the aggregate amount of transmission Incremental CapEx the Parties expect to be placed in service in 2018. Of the 2018 transmission Incremental CapEx, $0 is expected to be in service as of the balance sheet date reflected in Lessee’s first 2018 Regulatory Order (“First 2018 CapEx”), $0 is expected to be in service as of the balance sheet date reflected in Lessee’s second 2018 Regulatory Order (“Second 2018 CapEx”) and an aggregate of $10 is expected to be placed in service throughout the remainder of 2018 (“2018 Stub-Year CapEx”) and included in the first 2019 Regulatory Order. The Parties expect the First 2018 CapEx, Second 2018 CapEx and 2018 Stub-Year CapEx, collectively, to have a weighted average in-service date of June 1, 2018. The Parties expect the first 2018 Regulatory Order to be effective on June 1, 2018, the second 2018 Regulatory Order to be effective on September 1, 2018, and the first 2019 Regulatory Order to be effective on May 1, 2019. The Parties agree that any Rent Validation with respect to First 2018 CapEx, Second 2018 CapEx or 2018 Stub-Year CapEx will use the actual effective dates of the applicable Regulatory Order (to the extent known), but will otherwise be determined in accordance with Section 3.2(c) of the McAllen Lease.

MCALLEN LEASE

### Represents the total amount of transmission and distribution Incremental CapEx that the Parties expect to be placed in service during 2018.

Lessee CapEx:

2010	$666,488
2011	$121,897
2012	$263,733
2013	$68,303
2014	$89,405
2015	$168,289
2016	$0
2017	$0
2018	$0

Base Rent:

2010	$5,260,447
2011	$5,453,529
2012	$5,521,881
2013	$6,566,290
2014	$8,445,964
2015	$11,818,692
2016	$11,860,813
2017	$11,158,909	*
2018	$9,352,776	**
2019	$9,301,664	***

* The amount of 2017 Base Rent included in the Thirteenth Amended Supplement was $11,158,909, including 2017 Base Rent payments of $951,288 on the 15th day of each month beginning on March 15, 2017 through December 15, 2017 (with respect to January 2017 through October 2017). Lessee is scheduled to make a monthly 2017 Base Rent payment of $845,650 on January 15, 2018 and $800,377 on February 15, 2018 (with respect to November 2017 and December 2017, respectively), with the decrease in monthly Base Rent reflecting the disposition on the Exchange Transaction Closing Date of the Disposed McAllen Assets. The Parties have agreed that any Rent Validation with respect to Disposed McAllen Assets will use the actual Rate Base of the Disposed McAllen Assets, but will otherwise be determined in accordance with Section 3.2(c) of the McAllen Lease.

** Lessee will make a monthly 2018 Base Rent payment of $779,240 on each of March 15, 2018 and April 15, 2018 (with respect to January 2018 and February 2018). Lessee will then make a monthly 2018 Base Rent payment of $779,430 on the 15th day of each month beginning on May 15, 2018 through July 15, 2018 (with respect to March 2018 through May 2018), with the increase in monthly Base Rent reflecting Second 2017 Transmission CapEx and commencing March 1, 2018, which is the expected effective date of Lessee’s second 2017 Regulatory Order. Lessee will then make a 2018 Base Rent payment of $779,430 on the 15th day of each month beginning on August 15, 2018 through October 15, 2018 (with respect to June 2018 through August 2018), with the increase in monthly Base Rent reflecting 2017 Stub-Year CapEx and First 2018 CapEx and commencing June 1, 2018, which is the expected effective date of Lessee’s first 2018 Regulatory Order. Lessee will then make a 2018 Base Rent payment of $779,430 on the 15th day of each month beginning on November 15, 2018 through February 15, 2019 (with respect to September 2018 through December 2018), with the increase in monthly Base Rent reflecting Second 2018 CapEx and commencing September 1, 2018, which is the expected effective date of Lessee’s second 2018 Regulatory Order.

*** Lessee will make a monthly 2019 Base Rent payment of $775,139 on the 15th day of each month beginning on March 15, 2019 through June 15, 2019 (with respect to January 2019 through April 2019).

MCALLEN LEASE

Lessee will then make a monthly 2019 Base Rent payment of $775,139 on the 15th day of each month beginning on July 15, 2019 through February 15, 2020 (with respect to May 2019 through December 2019), with the increase in monthly Base Rent reflecting 2018 Stub-Year CapEx and commencing May 1, 2019, which is the expected effective date of Lessee’s first 2019 Regulatory Order.

Percentage Rent Percentages:

2010	36.993%
2011	36.972%
2012	36.923%
2013	37.0%
2014	36.9%
2015	37.2%
2016	32.1%
2017	31.2%
2018	30.3%
2019	29.9%

Annual Percentage Rent Breakpoints:

2010	$5,260,447
2011	$5,453,529
2012	$5,521,881
2013	$6,566,290
2014	$8,445,964
2015	$11,818,692
2016	$12,616,219
2017	$11,938,001	*
2018	$10,163,776	**
2019	$10,145,664	***

* Of the 2017 Annual Percentage Rent Breakpoint, $10,451,938 will be applied to Gross Revenues through the Exchange Transaction Closing Date, and $1,486,063 will be applied to Gross Revenues throughout the remainder of 2017. The 2017 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2017 Regulatory Order and the second 2017 Regulatory Order, as well as the amount of First 2017 Distribution CapEx, 2017 Stub-Year Distribution CapEx, First 2017 Transmission CapEx and Second 2017 Transmission CapEx.

** The 2018 Annual Percentage Rent Breakpoint reflects the same assumptions as the 2017 Annual Percentage Rent Breakpoint, in addition to the assumptions set forth above regarding the timing of the first 2018 Regulatory Order and the second 2018 Regulatory Order, as well as the amount of 2018 Distribution CapEx, 2017 Stub-Year CapEx, First 2018 CapEx and Second 2018 CapEx.

*** The 2019 Annual Percentage Rent Breakpoint reflects the same assumptions as the 2018 Annual Percentage Rent Breakpoint, in addition to the assumptions set forth above regarding the timing of the first 2019 Regulatory Order, as well as the amount of 2018 Stub-Year CapEx.

Revenues Attributable to Lessee CapEx:

2010	$60,546
2011	$249,481
2012	$289,945
2013	$345,693
2014	$355,744
2015	$360,527
2016	$206,130
2017	$97,925
2018	$73,431
2019	$45,266

MCALLEN LEASE

TCOS Allocation:	before June 20, 2013: 100%
between June 20, 2013 and October 17, 2013: 27.8%
between October 17, 2013 and February 25, 2014: 11.8%
between February 25, 2014 and May 1, 2014: 8.2%
between May 1, 2014 and October 3, 2014: 8.6%
between October 3, 2014 and March 31, 2015: 12.0%
between April 1, 2015 and October 31, 2015: 11.9%
between November 1, 2015 and June 13, 2016: 10.6%
between June 14, 2016 and September 22, 2016: 9.8%
between September 23, 2016 and April 30, 2017: 8.5%
between May 1, 2017 and November 9, 2017: 7.9%
between November 10, 2017 and February 28, 2018: 6.1%
between March 1, 2018 and May 31, 2018: 5.6%
between June 1, 2018 and August 31, 2018: 5.6%
starting September 1, 2018: 5.5%

Term of Rent Supplement: Expires 12/31/19

MCALLEN LEASE

The Parties have executed this Fourteenth Amended Supplement to the McAllen Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Title:	Chief Financial Officer

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

MCALLEN LEASE